Exhibit 99.1

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                             AS OF SEPTEMBER 30,2007
                                   (UNAUDITED)

                                     ASSETS

                                                              September 30, 2007
                                                              ------------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         840,646
      Accounts Receivable                                               354,128
      Prepaid Expenses                                                  723,815
      Other Current Assets                                              190,181
      Assets of Discontinued Operations                                     435
                                                                 ---------------
           TOTAL CURRENT ASSETS                                       2,109,205
                                                                 ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,016,024
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,348
      Vessel  - Royal Star - Not Placed in Service                    3,054,735
                                                                 ---------------
                                                                     45,798,006
      LESS: Accumulated Depreciation and Amortization                 8,069,152
                                                                 ---------------
           TOTAL VESSELS & EQUIPMENT - NET                           37,728,854
                                                                 ---------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     3,028,438
      Deposits and Other Assets - Non-Related Parties                   287,246
      Spare Parts Inventory                                             986,694
                                                                 ---------------
           TOTAL OTHER ASSETS                                        19,335,514
                                                                 ---------------


 TOTAL ASSETS                                                 $      59,173,573
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                             AS OF SEPTEMBER 30,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                              September 30, 2007
                                                              -----------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $     1,055,109
      Accrued Expenses                                              4,559,987
      DIP Financing                                                 1,192,493
      Liabilities of Discontinued Operations                          420,200
                                                               ---------------
           TOTAL CURRENT LIABILITIES                                7,227,789
                                                               ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                63,027,037
                                                               ---------------

                                                               ---------------
           TOTAL LIABILITIES                                       70,254,826
                                                               ---------------

 DEFERRED INCOME                                                    1,439,951

 COMMITMENTS AND CONTINGENCIES                                              -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                   36,284,375
      Series B Preferred Stock $10.00 Par Value                     5,000,000
      Common Stock $2.00 Par Value                                 24,565,125
      Capital in Excess of Par                                     24,232,083
      Retained Earnings (Deficit)                                (102,145,249)
                                                               ---------------
                                                                  (12,063,666)
      LESS:
         Treasury Stock, 915,077 Shares                               457,538

                                                               ---------------
           TOTAL STOCKHOLDERS' EQUITY                             (12,521,204)
                                                               ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $    59,173,573
                                                               ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE ONE MONTH ENDED SEPTEMBER 30, 2007
                                   (UNAUDITED)

                                                               One Month Ended
                                                              September 30, 2007
                                                              ------------------
 OPERATING REVENUES:
      Gaming                                                  $       1,754,990
      Fare                                                               67,672
      On Board                                                          111,089
      Other                                                              30,032
                                                                 ---------------
          NET OPERATING REVENUES                                      1,963,783
                                                                 ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            833,090
      Fare                                                              194,778
      On Board                                                           59,317
      Maritime & Legal Expenses                                         594,531
      General & Administrative Expenses                                 274,516
      General & Administrative Expenses - Parent                        798,060
      Ship Carrying Costs - Big Easy                                    248,064
      Ship Carrying Costs - Royal Star                                   14,208
      Development Costs - Other                                          (6,139)
      Depreciation & Amortization                                       202,875
                                                                 ---------------
          TOTAL OPERATING COSTS AND EXPENSES                          3,213,301
                                                                 ---------------

 OPERATING INCOME (LOSS)                                             (1,249,518)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                (1,031,197)
      Interest Income                                                     2,121
      Bankruptcy Costs                                               (1,012,834)
                                                                 ---------------
          TOTAL OTHER INCOME (EXPENSE)                               (2,041,910)
                                                                 ---------------

 (LOSS) BEFORE TAX PROVISION                                         (3,291,428)
      Income Tax Expense                                                      -
                                                                 ---------------

 NET (LOSS)                                                   $      (3,291,428)
                                                                 ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.29)
                                                                 ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE ONE MONTH ENDED SEPTEMBER 30, 2007
                                   (UNAUDITED)

                                                               One Month Ended
                                                              September 30, 2007
                                                              ------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $     (3,291,428)
      Adjustments to reconcile income (loss) to net cash
       (used in)provided by operating activities:
          Depreciation and Amortization                                202,875
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                 21,073
             (Increase) Decrease in Other Assets                       (21,754)
             (Increase) Decrease in Prepaid Expenses                 1,758,931
             Increase (Decrease) in Accounts Payable
              and Accrued Expenses                                     303,816
                                                                ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                      (1,026,487)
                                                                ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                  957
     (Increase) Decrease in Other Investment Activity                  666,746
                                                                ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                          667,703
                                                                ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     DIP Financing Funds Received                                      822,493
     DIP Financing Fees Paid                                          (185,000)
     Advances (Paid) Received (to) From Related Parties                 (1,547)
                                                                ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                          635,946
                                                                ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  277,162
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD             563,484
                                                                ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $        840,646
                                                                ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.              06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH     06-16350-BKC-PGH
                                                                Royal Star          ITG Palm
                                              ITB, Inc.       Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                          -----------------  -----------------   ----------------     ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents           $            7,413  $               -  $          (8,068)   $         818,495
    Accounts Receivable                              1,105             (6,568)            44,200              239,914
    Prepaid Expenses                               100,161            129,752             11,609              433,751
    Other Current Assets                                 -                  -              8,740              181,441
    Net Assets of Discontinued
     Operations - Current
                                          -----------------  -----------------   ----------------     ----------------
         TOTAL CURRENT ASSETS                      108,679            123,184             56,481            1,673,601
                                          -----------------  -----------------   ----------------     ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                -                  -           17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                  -                  -                  -              921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                       3,054,735         20,305,348                                       -
    Equipment                                       83,416                  -            222,043            3,629,550
                                          -----------------  -----------------   ----------------     ----------------
                                                    83,416          3,054,735         20,527,391           22,051,449
    LESS: Accumulated Depreciation and
           Amortization                             10,643                  -            721,597            7,255,897
                                          -----------------  -----------------   ----------------     ----------------
         TOTAL PLANT & EQUIPMENT - NET              72,773          3,054,735         19,805,794           14,795,552
                                          -----------------  -----------------   ----------------     ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                   287,246                  -                  -                    -
    Vessel Deposits - Related Parties            3,244,254                  -          2,488,882            4,000,000
    Deposits and Other Assets -
     Related Parties                               178,479                  -            118,000            2,006,670
    Spare Parts Inventory                                -                  -                  -              986,694
    Notes Receivable                             2,999,342                  -                  -                    -
                                          -----------------  -----------------   ----------------     ----------------
         TOTAL OTHER ASSETS                      6,709,321                  -          2,606,882            6,993,364
                                          -----------------  -----------------   ----------------     ----------------

 TOTAL ASSETS                           $        6,890,773  $       3,177,919  $      22,469,157    $      23,462,517
                                          =================  =================   ================     ================

    Bankruptcy Court Case No.             06-16357-BKC-PGH   06-16356-BKC-PGH

                                              ITGDC              Orion
                                         ----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $               -  $               -
    Accounts Receivable                           (2,030)                 -
    Prepaid Expenses                                   -                  -
    Other Current Assets                               -                  -
    Net Assets of Discontinued
     Operations - Current
                                         ----------------   ----------------
         TOTAL CURRENT ASSETS                     (2,030)                 -
                                         ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                     81,015                  -
                                         ----------------   ----------------
                                                  81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                           81,015                  -
                                         ----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET                 -                  -
                                         ----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                       -                  -
    Vessel Deposits - Related Parties                  -                  -
    Deposits and Other Assets -
     Related Parties                             356,592                  -
    Spare Parts Inventory                              -                  -
    Notes Receivable                                   -          2,300,658
                                         ----------------   ----------------
         TOTAL OTHER ASSETS                      356,592          2,300,658
                                         ----------------   ----------------

 TOTAL ASSETS                          $         354,562  $       2,300,658
                                         ================   ================

    Bankruptcy Court Case No.                                         Non-Bankrupt Companies
                                                                      ----------------------
                                         GMO Travel  ITB Racing  ITB Mgmt     RACE TRACK    RACE TRACK     MGMT INC       TOTAL
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $    10,987  $    (666) $   12,485  $          -  $           -  $         -  $      840,646
    Accounts Receivable                     77,507          -           -             -              -            -         354,128
    Prepaid Expenses                        48,542          -           -             -              -            -         723,815
    Other Current Assets                         -          -           -             -              -            -         190,181
    Net Assets of Discontinued
     Operations - Current                                                           335            100                          435
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------
         TOTAL CURRENT ASSETS              137,036       (666)     12,485           335            100            -       2,109,205
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                             17,500,000
    Leasehold Improvements -
     Port of Palm Beach                         -          -           -             -              -            -         921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                               23,360,083
    Equipment                                    -          -           -             -              -            -       4,016,024
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------
                                                 -          -           -             -              -            -      45,798,006
    LESS: Accumulated Depreciation and
           Amortization                          -          -           -             -              -            -       8,069,152
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------
         TOTAL PLANT & EQUIPMENT - NET           -          -           -             -              -            -      37,728,854
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                 -          -           -             -              -            -         287,246
    Vessel Deposits - Related Parties            -          -           -             -              -            -       9,733,136
    Deposits and Other Assets -
     Related Parties                             -    368,697           -             -              -            -       3,028,438
    Spare Parts Inventory                        -          -           -             -              -            -         986,694
    Notes Receivable                             -          -           -             -              -            -       5,300,000
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------
         TOTAL OTHER ASSETS                      -    368,697           -             -              -            -      19,335,514
                                        -----------  ---------  ----------   -----------   ------------   ----------   -------------

 TOTAL ASSETS                          $   137,036  $ 368,031  $   12,485  $        335  $         100  $         -  $   59,173,573
                                        ===========  =========  ==========   ===========   ============   ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.          06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH   06-16350-BKC-PGH
                                                            Royal Star          ITG Palm
                                          ITB, Inc.       Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                      -----------------  -----------------   ----------------    ----------------
 CURRENT LIABILITIES:
    Accounts Payable                $           83,726  $         103,719  $          55,812   $         787,418
    Accrued Expenses                           192,445            (15,877)         1,124,212           2,805,573
    DIP Financing                                    -                  -                  -           1,192,493
    Net Liabilities of Discontinued
     Operations - Current                            -                  -                  -                   -
                                      -----------------  -----------------   ----------------    ----------------
         TOTAL CURRENT LIABILITIES             276,171             87,842          1,180,024           4,600,484
                                      -----------------  -----------------   ----------------    ----------------

                                      -----------------  -----------------   ----------------    ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          3,364,524          5,232,331         21,815,116          29,240,481
                                      -----------------  -----------------   ----------------    ----------------

 DEFERRED INCOME                                     -                  -                  -                   -
                                      -----------------  -----------------   ----------------    ----------------

 COMMITMENTS AND CONTINGENCIES                       -                  -                  -                   -
                                      -----------------  -----------------   ----------------    ----------------

    Due To/(From) Affiliates              (245,077,316)         2,638,960         26,685,677         (21,367,624)
                                      -----------------  -----------------   ----------------    ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                      36,284,375                  -                  -                   -
    Series B Preferred Stock
     $10.00 Par Value                        5,000,000                  -                  -                   -
    Common Stock $2.00 Par Value            24,526,024                  -                  -                   1
    Capital in Excess of Par               184,552,785                  -                  -                   -
    Retained Earnings (Deficit)             (1,578,252)        (4,781,214)       (27,211,652)         10,804,175
                                      -----------------  -----------------   ----------------    ----------------
         TOTAL                             248,784,932         (4,781,214)       (27,211,652)         10,804,176

                                      -----------------  -----------------   ----------------    ----------------
    LESS:
       Treasury Stock                          457,538                  -                  -                   -
                                      -----------------  -----------------   ----------------    ----------------
         TOTAL STOCKHOLDERS' EQUITY        248,327,394         (4,781,214)       (27,211,652)         10,804,176
                                      -----------------  -----------------   ----------------    ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $        6,890,773  $       3,177,919  $      22,469,165   $      23,277,517
                                      =================  =================   ================    ================

    Bankruptcy Court Case No.         06-16357-BKC-PGH   06-16356-BKC-PGH

                                           ITGDC              Orion
                                      ----------------   ----------------
 CURRENT LIABILITIES:
    Accounts Payable                $           1,230  $               -
    Accrued Expenses                                -                  -
    DIP Financing                                   -                  -
    Net Liabilities of Discontinued
     Operations - Current                           -                  -
                                      ----------------   ----------------
         TOTAL CURRENT LIABILITIES              1,230                  -
                                      ----------------   ----------------

                                      ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:         1,118,263          1,250,658
                                      ----------------   ----------------

 DEFERRED INCOME                                    -                  -
                                      ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                      -                  -
                                      ----------------   ----------------

    Due To/(From) Affiliates                4,403,001         28,818,897
                                      ----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                              -                  -
    Series B Preferred Stock
     $10.00 Par Value                               -                  -
    Common Stock $2.00 Par Value                    -                  -
    Capital in Excess of Par                        -                  -
    Retained Earnings (Deficit)            (5,167,933)       (27,768,897)
                                      ----------------   ----------------
         TOTAL                             (5,167,933)       (27,768,897)

                                      ----------------   ----------------
    LESS:
       Treasury Stock                               -                  -
                                      ----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY        (5,167,933)       (27,768,897)
                                      ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $         354,561  $       2,300,658
                                      ================   ================

    Bankruptcy Court Case No.                                        Non-Bankrupt Companies
                                                                     ----------------------
                                      GMO Travel  ITB Racing     ITB Mgmt   RACE TRACK    RACE TRACK     MGMT INC       TOTAL
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
 CURRENT LIABILITIES:
    Accounts Payable                $  (50,794) $    73,998  $          - $          -  $           -  $        -  $    1,055,109
    Accrued Expenses                    13,075      122,655       317,904            -              -           -       4,559,987
    DIP Financing                            -            -             -            -              -           -       1,192,493
    Net Liabilities of Discontinued
     Operations - Current                    -            -             -      209,200        211,000           -         420,200
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
         TOTAL CURRENT LIABILITIES     (37,710)     196,653       317,904      209,200        211,000           -       7,227,789
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------

                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                  18,164       987,500                                              63,027,037
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------

 DEFERRED INCOME                             -            -             -    1,439,951              -           -       1,439,951
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------

 COMMITMENTS AND CONTINGENCIES               -            -             -            -              -           -               -
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------

    Due To/(From) Affiliates           609,625    1,212,700       961,077  226,674,474    (25,440,709)   (118,762)              -
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                       -            -             -            -              -           -      36,284,375
    Series B Preferred Stock
     $10.00 Par Value                        -            -             -            -              -           -       5,000,000
    Common Stock $2.00 Par Value           200            -        12,500        1,000         25,400           -      24,565,125
    Capital in Excess of Par                 -            -       (39,990)(163,295,651)     3,014,939           -      24,232,083
    Retained Earnings (Deficit)       (435,077)  (1,059,486)   (2,226,505) (65,028,639)    22,189,470     118,761    (102,145,249)
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
         TOTAL                        (434,877)  (1,059,486)   (2,253,995)(228,323,290)    25,229,809     118,761     (12,063,666)

                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
    LESS:
       Treasury Stock                        -            -             -            -              -           -         457,538
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------
         TOTAL STOCKHOLDERS' EQUITY   (434,877)  (1,059,486)   (2,253,995)(228,323,290)    25,229,809     118,761     (12,521,204)
                                      ---------  -----------   -----------  -----------   ------------   ---------   -------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY             $  137,038  $   368,031  $     12,486 $        335  $         100  $       (1) $   59,173,573
                                      =========  ===========   ===========  ===========   ============   =========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 9/1/2007 AND ENDING 9/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE ONE MONTH ENDED SEPTEMBER 30, 2007
                                   (Unaudited)

    Bankruptcy Court Case No.           06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                             Royal Star          ITG Palm
                                           ITB, Inc.       Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                       -----------------  -----------------   ----------------     ----------------
 OPERATING REVENUES:
    Gaming                           $                -  $               -  $               -    $       1,754,990
    Fare                                              -                  -                  -               67,672
    On Board                                          -                  -                  -              111,089
    Other                                             -                  -                  -                    -
                                       -----------------  -----------------   ----------------     ----------------
    NET OPERATING REVENUES                            -                  -                  -            1,933,751
                                       -----------------  -----------------   ----------------     ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                            -                  -                  -              833,090
    Fare                                              -                  -                  -              167,980
    On Board                                          -                  -                  -               59,317
    Maritime & Legal Expenses                         -                  -                  -              594,531
    G & A Expenses - Palm Beach
     Princess                                         -                  -                  -              260,962
    G & A Expenses - Parent                     134,716                  -                  -              635,812
    Development Costs                                 -             14,208            248,064               20,163
    Depreciation & Amortization                     833                  -                  -              202,042
                                       -----------------  -----------------   ----------------     ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   135,549             14,208            248,064            2,773,898
                                       -----------------  -----------------   ----------------     ----------------

 OPERATING INCOME (LOSS)                       (135,549)           (14,208)          (248,064)            (840,147)
                                       -----------------  -----------------   ----------------     ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                   -            (70,453)          (298,392)            (662,352)
    ITG Vegas Bankruptcy Costs                        -             (5,000)            (5,000)          (1,002,834)
    Interest Income                                   -                  -                  -                2,121

                                       -----------------  -----------------   ----------------     ----------------
    TOTAL OTHER INCOME (EXPENSE)                      -            (75,453)          (303,392)          (1,663,065)
                                       -----------------  -----------------   ----------------     ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (135,549)           (89,661)          (551,456)          (2,503,212)
    LESS: State Income Tax Expense                    -                  -                  -                    -
                                       -----------------  -----------------   ----------------     ----------------

 NET INCOME (LOSS)                   $         (135,549) $         (89,661) $        (551,456)   $      (2,503,212)
                                       =================  =================   ================     ================

    Bankruptcy Court Case No.         06-16357-BKC-PGH   06-16356-BKC-PGH

                                           ITGDC              Orion
                                      ----------------   ----------------
 OPERATING REVENUES:
    Gaming                          $               -  $               -
    Fare                                            -                  -
    On Board                                        -                  -
    Other                                           -                  -
                                      ----------------   ----------------
    NET OPERATING REVENUES                          -                  -
                                      ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                          -                  -
    Fare                                            -                  -
    On Board                                        -                  -
    Maritime & Legal Expenses                       -                  -
    G & A Expenses - Palm Beach
     Princess                                       -                  -
    G & A Expenses - Parent                         -                  -
    Development Costs                           1,230                  -
    Depreciation & Amortization                     -                  -
                                      ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   1,230                  -
                                      ----------------   ----------------

 OPERATING INCOME (LOSS)                       (1,230)                 -
                                      ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                 -                  -
    ITG Vegas Bankruptcy Costs                      -                  -
    Interest Income                                 -                  -

                                      ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                    -                  -
                                      ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (1,230)                 -
    LESS: State Income Tax Expense                  -                  -
                                      ----------------   ----------------

 NET INCOME (LOSS)                  $          (1,230) $               -
                                      ================   ================

    Bankruptcy Court Case No.                                            Non-Bankrupt Companies
                                                                         ----------------------
                                            GMO Travel     ITB Racing  ITB Mgmt    RACE TRACK RACE TRACK   MGMT INC       TOTAL
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------
 OPERATING REVENUES:
    Gaming                              $           -  $          -  $         -  $       -  $        -  $       -  $    1,754,990
    Fare                                            -             -            -          -           -          -          67,672
    On Board                                        -             -            -          -           -          -         111,089
    Other                                      30,032             -            -          -           -          -          30,032
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------
    NET OPERATING REVENUES                     30,032             -            -          -           -          -       1,963,783
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                          -             -            -          -           -          -         833,090
    Fare                                       26,798             -            -          -           -          -         194,778
    On Board                                        -             -            -          -           -          -          59,317
    Maritime & Legal Expenses                       -             -            -          -           -          -         594,531
    G & A Expenses - Palm Beach
     Princess                                  13,554             -            -          -           -          -         274,516
    G & A Expenses - Parent                         -             -            -          -           -          -         770,528
    Development Costs                               -             -            -          -           -          -         283,665
    Depreciation & Amortization                     -             -            -          -           -          -         202,875
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                  40,352             -            -          -           -          -       3,213,301
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------

 OPERATING INCOME (LOSS)                      (10,320)            -            -          -           -          -      (1,249,518)
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                 -             -            -          -           -          -      (1,031,197)
    ITG Vegas Bankruptcy Costs                      -             -            -          -           -          -      (1,012,834)
    Interest Income                                 -             -            -          -           -          -           2,121

                                          ------------   -----------  -----------  ---------  ----------   --------   -------------
    TOTAL OTHER INCOME (EXPENSE)                    -             -            -          -           -          -      (2,041,910)
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------

 INCOME (LOSS)  BEFORE TAX PROVISION          (10,320)            -            -          -           -          -      (3,291,428)
    LESS: State Income Tax Expense                  -             -            -          -           -          -               -
                                          ------------   -----------  -----------  ---------  ----------   --------   -------------

 NET INCOME (LOSS)                      $     (10,320) $          -  $         -  $       -  $        -  $       -  $   (3,291,428)
                                          ============   ===========  ===========  =========  ==========   ========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments